Intermedia Communications Inc. & Subsidiaries                       Exhibit 21.0

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                                                                                          Jurisdiction of
                                  NAME OF COMPANY                                          INCORPORATION
                                  ---------------                                          -------------
Intermedia Communications Inc.                                                                Delaware
Access Network Services, Inc.                                                                  Texas
Access Virginia, Inc.                                                                         Virginia
Business Internet, Inc.                                                                       Delaware
Digex, Incorporated                                                                           Delaware
Express Communications, Inc.                                                                   Nevada
Financial Place Communications Company                                                        Illinois
ICI Capital LLC                                                                               Delaware
Intermedia Capital, Inc.                                                                      Delaware
Intermedia Communications of Virginia, Inc.                                                   Virginia
Intermedia Investment, Inc.                                                                   Delaware
Intermedia Licensing Company                                                                  Delaware
Intermedia Services LLC                                                                       Delaware
National Telecommunications of Florida, Inc.                                                  Delaware
Netwave Systems, Inc.                                                                        Louisiana
NTC, Inc.                                                                                     Delaware
Shared Technologies Fairchild Communications Corporation                                      Delaware
Shared Technologies Fairchild Telecom, Inc.                                                   Delaware
Shared Technologies Fairchild, Inc.                                                           Delaware
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